UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2023

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Rd. Building 3 Billerica, MA	01862
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of Agrify Corporation (the “Company”), in consultation with management of the Company and the Company’s independent registered public accounting firm, Marcum LLP (“Marcum”), concluded that the Company’s previously issued unaudited condensed consolidated interim financial statements as of and for the fiscal periods ended March 31, 2022, June 30, 2022 and September 30, 2022 included in the Company’s Quarterly Reports on Form 10-Q for such periods should no longer be relied upon. Similarly, earnings releases, and investor communications describing the financial statements for the periods described above should no longer be relied upon.

The Company identified errors in the accounting for warrants previously issued by the Company. Specifically, the Audit Committee concluded 301,575 warrants issued in a private placement on January 28, 2022 and 688,111 warrants issued in a private placement on March 23, 2022 (collectively, the “Warrants”) should have been classified as a liability measured at fair value, with changes in fair value each period reported in earnings, rather than as a component of equity. The change in fair value of the Warrants is a non-cash charge and will be reflected in the Company’s statement of operations.

Based on the foregoing determination, the Company will correct the material misstatements in the Company’s previously issued unaudited condensed consolidated interim financial statements as of and for the fiscal periods ended March 31, 2022, June 30, 2022 and September 30, 2022 in amended quarterly reports for the affected periods.  The Company intends to file such amended reports as soon as practicable.

The Audit Committee discussed the matters described in this Item 4.02 with representatives of Marcum.

Forward-Looking Statements

Certain statements included in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the effects of the restatement of the Company’s past financial statements and the expected timing of filing of the Company’s amended periodic reports. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under Part I, Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Company’s other filings with the SEC. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: April 17, 2023	By:	/s/ Raymond Nobu Chang
Raymond Nobu Chang
Chief Executive Officer